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                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 17, 1997 on our audits of the consolidated financial statements of Safeskin Corporation as of December 31, 1996 and 1995, and for the years ended December 31, 1996, 1995, and 1994, included in Form 10-K.

                                    COOPERS & LYBRAND L.L.P.

San Diego, California
November 12, 1997